Exhibit 99.1


             U. S. STEEL AND LONE STAR ANNOUNCE EARLY TERMINATION OF
                        HART-SCOTT-RODINO WAITING PERIOD

     PITTSBURGH - DALLAS, May 11, 2007 - United States Steel Corporation (NYSE:
X) and Lone Star Technologies, Inc. (NYSE: LSS) announced today that they received notice from the Federal Trade Commission of early termination of the Hart-Scott-Rodino waiting period on May 10, 2007 in connection with the previously announced merger pursuant to which Lone Star would be acquired by U.
S. Steel for a cash consideration of $67.50 per share. Completion of the merger is subject to the approval of Lone Star's shareholders and customary closing conditions. Both companies expect the transaction to close during the second quarter of 2007.

About United States Steel Corporation

   United States Steel Corporation is an integrated steel producer with major production operations in the United States and Central Europe. An integrated steelmaker uses iron ore and coke as primary raw materials for steel production, and U. S. Steel has annual raw steel production capability of 19.4 million tons in the United States and 7.4 million tons in Central Europe. The company manufactures a wide range of value-added steel products for the automotive, appliance, container, industrial machinery, construction and oil and gas industries. U. S. Steel's integrated steel facilities include Gary Works in Gary, Ind.; Great Lakes Works in Ecorse and River Rouge, Mich.; Mon Valley Works, which includes the Edgar Thomson Plant and the Irvin Plant near Pittsburgh, Pa., and the Fairless Plant near Philadelphia, Pa.; Granite City Works in Granite City, Ill.; Fairfield Works in Fairfield, Ala.; U. S. Steel Kosice in the Slovak Republic; and U. S. Steel Serbia. U. S. Steel also operates finishing facilities at the Midwest Plant in Portage, Ind., East Chicago Tin in Indiana, and Lorain Tubular Operations in Lorain, Ohio, and is involved in several steel finishing joint ventures. U. S. Steel produces coke at the Clairton Plant near Pittsburgh and at Gary Works and Granite City Works. The company operates two iron ore mines through its Minnesota Ore Operations on the Mesabi Iron Range in northern Minnesota, one in Mt. Iron and one in Keewatin. In addition, U. S. Steel is involved in transportation services (railroad and barge operations) and real estate operations.

About Lone Star Technologies, Inc.

     Lone Star Technologies, Inc. is a $1.4 billion holding company whose principal operating subsidiaries manufacture and market oilfield casing, tubing and line pipe, specialty tubing products, including finned tubes used in a variety of heat recovery applications, and flat rolled steel and other tubular products and services.

Safe Harbor Statement under Private Securities Litigation Reform Act of 1995

     This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about United States Steel Corporation's anticipated acquisition of Lone Star Technologies, Inc. and statements about projected future financial and operating results. These statements are based on current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Any statements other than statements of historical fact should be considered to be forward-looking statements.

Risks and Uncertainties Regarding United States Steel Corporation and Lone Star Technologies, Inc.

     Some factors, among others, that could affect market conditions, costs, shipments and prices for the domestic and foreign operations of U. S. Steel and Lone Star include global product demand, prices and mix; global and company steel production levels; global and domestic demand for tubular products; global and domestic energy markets; plant operating performance, including the start up of several blast furnaces; the timing and completion of facility projects; natural gas prices, usage and supply disruptions; raw materials availability and prices; changes in environmental, tax and other laws; employee strikes; power outages; and U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. government. Economic conditions and political factors in Europe that may affect U. S. Steel's foreign operations results include, but are not limited to, taxation, environmental permitting, nationalization, inflation, currency fluctuations, increased regulation, export quotas, tariffs, and other protectionist measures. Factors that may affect the amount of net periodic benefit costs include, among others, changes to laws affecting benefits, pension fund investment performance, liability changes and interest rates. Please refer to the Form 10-K of U. S. Steel for the year ended December 31, 2006, and the Form 10-K of Lone Star Technologies, Inc. for the year ended December 31, 2006, for additional factors that could cause actual results to differ materially from any forward-looking statements.

Risks and Uncertainties Regarding the Transaction

     Forward-looking statements regarding United States Steel Corporation's acquisition and integration of Lone Star Technologies, Inc. include statements relating to or concerning expected synergies, cost savings, accretive effect, industry size, and market sector. Risks and uncertainties regarding the transaction include the possibility that the expected synergies may not be realized in the time period anticipated or at all, that the market fails to perform as anticipated, and that the closing does not occur, either due to the failure of closing conditions, including the approval of the shareholders of Lone Star, or the failure to obtain required regulatory approvals, or other reasons. Even if the transaction closes as anticipated, integration may not proceed as expected, and the impact of changes in the industry, markets or the economy in general may result in unexpected costs or the failure to realize anticipated benefits of the transaction.

     Forward-looking statements included in this news release are made only as of the date hereof, and the companies undertake no obligation to update these forward-looking statements to reflect future events or circumstances except as may be required by law.

                                      # # #

IMPORTANT INFORMATION

     In connection with the proposed merger, Lone Star intends to file a proxy statement and related materials concerning the transaction with the U.S. Securities and Exchange Commission, or SEC. These documents will contain important information about the proposed merger and shareholders are urged to read them carefully when they become available. Once available, Lone Star will mail the definitive proxy statement and other related materials to its shareholders. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by Lone Star with the SEC) at the SEC's website, http://www.sec.gov, and at Lone Star's website, http://www.lonestartech.com.

Participant Information

     Lone Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lone Star shareholders in connection with the proposed merger. Certain information regarding the participants and their interests in the solicitation is set forth in the proxy statement for Lone Star's 2007 annual meeting of shareholders filed with the SEC on March 15, 2007, and a Form 10-K filed by Lone Star with the SEC on February 28, 2007, both of which are available free of charge from the SEC and Lone Star at their websites as indicated above. Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed merger that will be filed by Lone Star with the SEC and which will be available free of charge from the SEC and Lone Star at their websites as indicated above.